[accounting firm letterhead]

Exhibit 23.1




                        INDEPENDENT ACCOUNTANTS' CONSENT




     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of ISO BLOCK PRODUCTS USA, INC., and any amendments thereto, and in any related Prospectus, of our auditor's report dated July 12, 1999 accompanying the financial statements of ISO BLOCK PRODUCTS USA, INC. included in their annual report on Form 10-KSB.

                                              /s/ Larry O'Donnell
                                              -------------------
                                              Larry O'Donnell


Aurora, Colorado
March 27, 2000